UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2022
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

 Item 8.01.    Other Events.
During the first quarter of 2022, we updated our operating segments to reflect the internal management reporting used by our chief operating decision maker to evaluate results of operations and to assess performance and allocate resources. Our chief operating decision maker decided to include the results of our United Tote business in the TwinSpires segment as we evolve our strategy to integrate the United Tote offering with TwinSpires Horse Racing, which we believe will create additional business to business revenue opportunities. Results of our United Tote business were previously included in our All Other segment.
This Current Report on Form 8-K provides a summary of the Company's 2021 and 2020 annual and 2021 quarterly segment operating results as if the segments had been reported under this new reportable segment structure. Consolidated results remain unchanged. Beginning with the quarter ended March 31, 2022, our consolidated financial statements will reflect the new reportable segment structure with prior periods adjusted accordingly. The recast segment information is included as Exhibit 99.1.
We utilize non-GAAP measures, including EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA. Our chief operating decision maker utilizes Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. Adjusted EBITDA includes the following adjustments:
Adjusted EBITDA includes our portion of EBITDA from our equity investments.
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for the following:
Adjusted EBITDA excludes:
•Transaction expense, net which includes:
•Acquisition, disposition, and land sale related charges;
•Direct online Sports and Casino business costs; and
•Other transaction expense, including legal, accounting, and other deal-related expense;
•Stock-based compensation expense;
•Rivers Des Plaines' impact on our investments in unconsolidated affiliates from:
–The impact of changes in fair value of interest rate swaps; and
–Legal reserves and transaction costs;
•Asset impairments;
•Legal reserves;
•Pre-opening expense; and
•Other charges, recoveries and expenses
As of December 31, 2021, Arlington ceased racing and simulcast operations given the pending sale of the property to the Chicago Bears. Arlington's operating loss in the current year quarter was treated as an adjustment to EBITDA and is included in Other expenses, net in the Reconciliation of Comprehensive Income to Adjusted EBITDA.
The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported. This Current Report on Form 8-K does not restate the Company’s previously reported consolidated statements for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2021 and 2020 and the Company’s interim filings for such years with the Securities and Exchange Commission.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Recast Segment Information of Churchill Downs Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 26, 2022	/s/ Marcia. A Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)